                                                                     Exhibit 4.4

                     POPULAR, INC. RETIREMENT SAVINGS PLAN
                          FOR PUERTO RICO SUBSIDIARIES

                                                                 January 1, 2001

                     POPULAR, INC. RETIREMENT SAVINGS PLAN
                          FOR PUERTO RICO SUBSIDIARIES

Table of Contents

ARTICLE I
        Definitions ...........................................................2

ARTICLE II
        Participation ........................................................11

ARTICLE III
        Participant Contributions ............................................13

ARTICLE IV
        Employer Contributions ...............................................21

ARTICLE V
        Investment of Contributions and Valuation of Accounts ................24

ARTICLE VI
        Distributions ........................................................28

ARTICLE VII
        Plan Administration ..................................................34

ARTICLE VIII
        Claims Procedure .....................................................37

ARTICLE IX
        Amendment or Termination of the Plan or Discontinuance
        of Contributions .....................................................39

ARTICLE X
        Miscellaneous Provisions .............................................42

APPENDIX NO. 1
        Retirement Savings Plan for Puerto Rico Subsidiaries ................1-1

APPENDIX NO. 2
        Retirement Savings Plan for Puerto Rico Subsidiaries ................2-1

APPENDIX NO. 3
        Retirement Savings Plan for Puerto Rico Subsidiaries ................3-1

APPENDIX NO. 4
        Retirement Savings Plan for Puerto Rico Subsidiaries ................4-1

APPENDIX NO. 5
        Retirement Savings Plan for Puerto Rico Subsidiaries ................5-1

APPENDIX NO. 6
        Retirement Savings Plan for Puerto Rico Subsidiaries ................6-1

                   POPULAR, INC. RETIREMENT SAVINGS PLAN FOR
                            PUERTO RICO SUBSIDIARIES

The Popular, Inc.,  Retirement  Savings  Plan for Puerto Rico  Subsidiaries (the
"Plan"),  hereinafter  set forth, is the renamed,  amended and restated  Popular
Securities,  Inc.-Institutional  1165(e) Plan into which all of the plans of the
Puerto Rico  subsidiaries of Popular,  Inc.  qualified under Section 1165 of the
Puerto Rico Internal Revenue Code of 1994, as amended were merged as of midnight on December 31, 2000.  The effective  date of the renamed,  amended and restated
plan is January 1, 2000.

It is the intention of Popular, Inc. that all of its subsidiaries offer the same level of employee  benefits to their  employees.  The Popular,  Inc.  Retirement
Savings  Plan for Puerto Rico  Subsidiaries  implements  this policy by offering employees  of all Puerto  Rico  subsidiaries  of Popular,  Inc. a tax  qualified profit sharing plan with a cash or deferred arrangement.

                                   ARTICLE I

                                  DEFINITIONS

Where the following  words and phrases  appear in the Plan,  they shall have the respective  meanings  as set forth  below,  unless the context in which they are used clearly indicates a different meaning.

1.01  Account

The Account  established and maintained on behalf of a Participant,  including a
Participant's   "Employer   Contribution  Account"  and  "Employee  Contribution
Account".

1.02   Administrative Committee

The persons appointed by Popular, Inc. to administer the Plan in accordance with the provisions of Article VIII. The Administrative  Committee shall serve as the
Plan Administrator.

1.03   Affiliated Company

An  Employer  and any  corporation  which is a member of a  controlled  group of corporations  (as defined in Section  210(a) of ERISA)  which  includes  (a) the
Employer and (b) any trade or business  (whether or not  incorporated)  which is under common  control (as defined in Section 210(b) of ERISA) with the Employer.
A corporation or an unincorporated  trade or business shall not be considered an
Affiliated  Company  during any period it does not satisfy  clause (a) or (b) of this definition.

1.04   Anniversary Date

The Effective Date and each January 1 thereafter.

1.05   Beneficiary

The person or persons  designated to receive  benefits payable under the Plan in the event of a Participant's  death. Such designation may be changed at any time by  the  Participant.  A  Participant  may  also  name  one or  more  contingent
Beneficiaries  to receive any benefits payable in the event of his death with no surviving  primary  Beneficiary.  In the  absence of any  designation,  or if no designated  person is living when a benefit is payable,  Beneficiary  shall mean the following person or persons, in the following order:

(i)    The Participant's spouse,
(ii)   The Participant's issue in equal shares per stirpes,
(iii)  The Participant's parents,
(iv)   The Participant's sisters and brothers in equal shares,
(v)    The Participant's estate.

1.06   Compensation

Unless otherwise defined herein,  total  compensation  currently  includible for income tax purposes paid to a Participant by an Employer during the Plan Year.

1.07   Early Retirement Date

The date a Participant attains age 55 with no less than 10 Years of Service.

1.08   Effective Date

The effective date is January 1, 2001.

1.09   Employee

Subject to the following sentence,  any person who is employed in Puerto Rico on or after the Effective Date by the Employer (or who is on an authorized leave of absence and who was employed  immediately  preceding such leave).  The following individuals  should not be  considered  Employees  for  purposes of  determining eligibility  to

participate  in  this  Plan  (a)  any  person  who is  covered  by a  collective bargaining agreement (unless the collective  bargaining  agreement  specifically provides for his  inclusion  in this Plan);  or (b) an  individual  described in
Section 2.01(c).

1.10   Employee Contribution Account

That portion of a Participant's Account to which Employee Before-Tax,  After-Tax and rollover contributions are made pursuant to Article III.

1.11   Employer

Any Affiliated  Company which has expressly adopted the Plan with the consent of
Popular,  Inc. in accordance  with adoption  procedures  established by Popular,
Inc., in its sole discretion.

1.12   Employer Contribution Account

That portion of a  Participant's  Account to which Employer  Matching and Profit
Sharing Contributions are made pursuant to Article IV.

1.13   Employment Commencement Date

For all  purposes  of the  Plan,  the  date on which a  person  employed  by the
Employer or an Affiliated Company first performs an Hour of Service.

1.14   ERISA

The Employee  Retirement  Income  Security  Act of 1974,  as now in effect or as hereafter  amended.  All citations to sections of the ERISA are to such sections as they may from time to time be amended or renumbered.

1.15   Highly Compensated Employee

An employee who during the relevant period is a highly  compensated  employee as defined in PR Code Section 1165(e)(3)(E)(iii).

1.16   Hour of Service

Each  hour for which a person  is  directly  or  indirectly  compensated  by the
Employer or an Affiliated Company for the performance of duties,  including each such  hour  during  which  a  person  was  covered  by a  collective  bargaining agreement.

1.17   Investment Fund

Any fund for investment of contributions as described in Section 5.03.

1.18   Investment Committee

The persons appointed by Popular,  Inc. responsible for selecting the Investment
Funds.

1.19   Maternity or Paternity Leave

An Employee's  absence from work for the Employer (a) by reason of the pregnancy of such Employee; (b) by reason of the birth of a child of such Employee; (c) by reason of the  placement  of a child with the  Employee in  connection  with the adoption  of such child by such  Employee;  or (d) for  purposes of caring for a child of such  Employee  immediately  following  the  birth of the  child or the placement of the child with such Employee. Such leave may not exceed twenty-four months and  thereafter  shall be deemed a Termination  of Employment  unless the individual  subsequently returns to employment with an Employer or an Affiliated
Company or is granted another type of approved leave.

An Employee shall be required to furnish the Administrative  Committee with such information  as may be  reasonably  required in order to establish  (i) that the
Employee's

absence is one described in this Section and (ii) the number of days during such absence.

1.20   Normal Retirement Date

The date on which a Participant attains age 65.

1.21   Participant

An  Employee  eligible  to  participate  in  the  Plan  who  has  satisfied  the requirements  of Section  2.01 (an  Active  Participant),  or a former  Employee receiving or eligible to receive a benefit (an Inactive Participant).

For  purposes of this  Section  1.21,  any person  employed by an Employer or an
Affiliated  Company who is not an Employee but who will be eligible for benefits upon  his  Termination  of  Employment  shall  be  referred  to as  an  Inactive
Participant.

1.22   Period of Severance

The period, measured in full years and months, between a Participant's Severance from Service Date and a subsequent  Reemployment  Commencement Date. However, in the case of a leave of  absence  that  would be the type of leave  that would be required to be granted  under the Family and Medical  Leave Act of 1993 ("Family and Medical Leave Act") if an employee was covered by such leave, the portion of such  leave  which is not in excess of the period  granted  under the Family and
Medical Leave Act shall not be included in a Participant's Period of Severance.

Notwithstanding  the above,  leaves of absence formally approved by the Employer as leaves in which  service  credit  will be given  under this  Plan,  shall not constitute a Period of Severance  but shall be considered as Years of Service in determining  service for vesting and  eligibility  provided that the Participant returns  to  employment  of the  Employer  immediately  following  such leave of absence.

1.23   Plan

The retirement plan set forth herein and as amended hereafter, which is known as the:

        "Popular, Inc. Retirement Savings Plan for Puerto Rico Subsidiaries"

1.24   Plan Year

The calendar year.

1.25   PR Code

The Puerto Rico Internal  Revenue Code of 1994, as now in effect or as hereafter amended.  All  citations to sections of the PR Code are to such sections as they may from time to time be amended or renumbered.

1.26   Reemployment Commencement Date

The date on which a person  formerly  employed by the Employer or an  Affiliated
Company first performs an Hour of Service after a Period of Severance.

1.27   Retirement

The date on which a  Participant  incurs a  Severance  from  Service  Date after attaining his (i) Normal Retirement Date or (ii) his Early Retirement Date.

1.28   Severance from Service Date

The earliest of the following:

(i)     The date of a person's  Termination of Employment or death.

(ii)    The day following a period  of one  full  year  during  which  a  person previously  employed by the Employer does not perform  services for the Employer or an Affiliated  Company for any reason other than his resignation,  discharge, retirement,  or death. These reasons shall include, but shall not be limited to, vacation, holiday, sickness, disability, leave of absence, or layoff.

(iii)   the second  anniversary of a  Participant's absence due to  Maternity or
Paternity Leave.

For all  purposes of the Plan,  a person's  employment  with the  Employer or an
Affiliated  Company shall be deemed to have  terminated  as of a Severance  from
Service Date.

1.29   Termination of Employment

A Participant's  termination of employment with an Affiliated  Company,  whether voluntary or involuntary, for any reason, including but not limited to quitting, discharge  or  incurrence  of a  Total  and  Permanent  Disability.  However,  a
Termination  of Employment  shall not include a Maternity or Paternity  Leave or
Family and Medical Act Leave, transfer to another Affiliated Company, or death.

1.30   Total and Permanent Disability

A physical  condition of a Participant  which results in benefit  payments under the Employer's long term disability plan.

1.31   Trust Agreements

One or more legally binding  agreements between Popular,  Inc. and the Trustees.
Any term defined in the Trust  Agreements shall have the same meaning as therein ascribed  when used  herein,  unless the  context  clearly  implies a  different meaning.

1.32   Trustees

The trustees named in the Trust Agreements, or their successors, if any.

1.33   Trust Funds

The  properties and monies which shall from time to time be held by the Trustees under the Trust Agreements.

1.34   Valuation Date

Every day that the New York Stock Exchange is open for business, provided that a
Valuation Date for common stock of Popular,  Inc. shall be the last business day of every calendar month.

1.35   Years of Service.

The period  measured in full months and years (as defined below)  beginning on a person's  Employment  Commencement  Date and ending on his last  Severance  from
Service  Date,  but  excluding  the  following:

(a)  any intervening Period of Severance provided that the person's Reemployment
     Commencement  Date followed a period of at least one full year during which he completed no Hours of Service.

(b)  any Years of Service  preceding a Period of  Severance  of at least 60 full months provided:

     (i)  the  Participant was not entitled to any vested benefit under the Plan at the commencement of the Period of Severance, and

     (ii) the  length of the  Period of  Severance  exceeded  the  greater of 60 months and his Years of Service  determined as of the  Severance  from
          Service Date, and

     (iii)the  Participant  had not incurred a Total and  Permanent  Disability, which disability continued throughout the Period of Severance.

A Year of Service  shall  include  any period for which a person is  directly or indirectly  compensated by the Employer or an Affiliated Company on account of a period of time during  which no duties are  performed  or for which back pay has been received by the person  (irrespective  of whether  mitigating  damages have been awarded or agreed to by the Employer or the Affiliated Company) due to:

     (i)   vacation or holiday,

     (ii)  illness or incapacity,

     (iii) layoff,

     (iv)  jury duty,

     (v)   military duty,

     (vi)  leave of absence.

For all purposes of this Section 1.35, a period  beginning on any given day of a month and ending on the day  preceding  the  corresponding  day of the following month shall constitute a full month.  Twelve such full months shall constitute a full year.

For all purposes of the Plan, Years of Service shall also include any periods of service  with  another  employer  for  which  credit is  granted  under the Plan pursuant  to  the  provisions  of an  Appendix  to  this  Plan  applicable  to a particular  Employer.  However,  Years of Service  for  vesting  purposes  shall exclude any  service for the  Employer  or an  Affiliated  Company  prior to the
Employee's attainment of age 18.

Effective  on or after  December  12,  1994,  service  credit  with  respect  to qualified  military  service will be provided in  accordance  with the Uniformed
Services Employment and Reemployment Rights Act of 1994.

                                       10

                                   ARTICLE II

                                 PARTICIPATION

2.01   Requirements for Participation

(a)  Provided  he has 18 years  of age or more,  an  individual  shall  become a
Participant in the Plan as of the first day of the month coincident with or next following the later of (1) the date he satisfies the  definition of an Employee, or (2) his completion of one Year of Service.

(b) If an Inactive or former  Participant  again  becomes an Employee,  he shall immediately be eligible to participate in the Plan.

(c) An  individual  shall not be  eligible  to  participate  in the Plan if such individual

     (i)  is classified by the Employer as a leased employee,

     (ii) is classified by an Employer as performing  services for an Affiliated
          Company  under an  agreement  or  arrangement  pursuant to which he is treated as an independent contractor or

     (iii)is  not  classified  by  an  Affiliated  Company  as an  employee  for purposes of withholding employment taxes.

The   classifications  by  the  Employer  under  the  prior  sentence  shall  be
determinative   (irrespective   of  whether  the   individual  is   subsequently
reclassified or treated as an employee of an Affiliated Company under common-law employment principles by any governmental agency or authority, or a court).

(d) In the event a  Participant  is no longer a member of an  eligible  class of
Employees and becomes ineligible to participate but has not incurred a Period of
Severance,  such  Employee will  participate  immediately  upon  returning to an eligible class of Employees.

(e) In the  event  an  Employee  who is not a  member  of an  eligible  class of
Employees  becomes a member of an eligible class, such Employee will participate immediately if

                                       11

such  Employee has  satisfied  the age and service  requirements  and would have otherwise previously become a Participant.

2.02   Cessation of Participation

An  Employee's   participation  in  the  Plan  shall  cease  upon  the  complete distribution of his Account under the Plan.

2.03   Establishment of Account

(a) The  Administrative  Committee  shall  establish and maintain or cause to be established  and maintained in respect of each  Participant,  an Account showing his interest under the Plan and in the Trust Funds,  and all other relevant data pertaining thereto. Each Participant shall be furnished with a written statement of his Account not less frequently  than quarterly and upon any  distribution to him. In maintaining the Account under the Plan or causing them to be maintained, the  Administrative  Committee may  conclusively  rely on the  valuations of the
Trust Funds in accordance with the Plan and the terms of the Trust Agreements.

(b) The  establishment  and  maintenance  of, or allocations and credits to, the
Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan  assets or benefits  except at the time or times and upon the terms and conditions and to the extent  expressly set forth in the Plan and in accordance with the terms of the Trust Agreements.

                                       12

                                  ARTICLE III

                           PARTICIPANT CONTRIBUTIONS

3.01   Procedure for Making Contributions

(a) After-Tax Contributions. Subject to any limitations set forth in the PR Code from time to time,  each  Participant  may  designate,  pursuant  to  procedures established  by the Employer,  and contribute to the Plan an amount equal to not less than 1% nor more than 10% (in whole percentage points) of his Compensation;
provided,  however,  that a Participant  shall not contribute,  or elect to have contributed on his behalf,  amounts with respect to Compensation received by him after  the close of the  calendar  year  during  which he had a  Termination  of
Employment.  Notwithstanding  any provision in the Plan to the  contrary,  in no event may After-Tax  Contributions  exceed 10% of the  Participants  accumulated
Compensation since he or she became a Participant in the Plan.

(b) Before-Tax  Contributions.  Subject to the limitations set forth below, each
Participant may elect that his Employer shall contribute directly to the Plan an amount equal to a whole  percentage  of his  Compensation,  not less than 1% nor greater than 10% which amount shall be his Before-Tax Contribution.  The maximum
Before-Tax  Contribution  by a  Participant  who is  determined  to be a  Highly
Compensated  Employee under Section 3.02, for the Plan Year in question,  may be further restricted or limited by the Administrative Committee from time to time.

(c)  Notwithstanding  any election in accordance  with Section  3.01(b),  if the
Administrative  Committee at any time  determines that all or any portion of the
Participant's   Before-Tax   Contributions   should  be  treated  as   After-Tax
Contributions in order for the Before-Tax Contribution provisions of the Plan to quality as a "qualified  cash or deferred  arrangement"  for purposes of Section
1165(e) of the PR Code, or if the Actual Deferral Percentage standards set forth in the PR Code are not met at the end of the Plan Year; then the  Administrative
Committee,  in its sole and absolute  discretion,  (i) may, in  accordance  with
Section  3.02(b)  below,  limit the amount  which  shall be  contributed  by the
Employer as Before-Tax  Contributions  after the date of such  determination  on behalf of all or any portion of the  Participants  and (ii) shall

                                       13

distribute  any excess  Before-Tax  Contributions  made with respect to the Plan
Year to the affected  Participants  as soon as practicable  after the end of the
Plan Year.

(d) The Employer shall (i) deduct a Participant's  After-Tax  Contributions from the  Compensation  of the  Participant on a per payroll  basis,  (ii) reduce the
Compensation that is paid to the Participant directly in cash by an amount equal to the Participant's  Before-Tax Contributions on a per payroll basis, and (iii)
contribute a Participant's After-Tax and Before-Tax Contributions to the Plan on
behalf of the Participant.  The amounts so deducted and so contributed  shall be paid by the Employer to the Trustee no later than 15 days  following  the end of the  month  with  respect  to  which  such  amounts  are to be so  deducted  and contributed or within such shorter period of time as may be designated under the
PR Code, ERISA or related regulations.

(e) Effective with the pay check issued with respect to the first payroll period beginning in any calendar  month,  or as of such other  effective time as may be determined by the  Administrative  Committee,  a Participant may elect to change the  rate  of  his  After-Tax  Contributions  to any  other  rate  permitted  by
Subsection  (a) of this  Section  3.01 and may elect to change  the amount to be contributed by the Employer directly to the plan as Before-Tax  Contributions to an amount  permitted by Subsection (b) of this Section 3.01 with respect to such contributions  to be made after the effective date of the election,  pursuant to procedures  established by the  Administrative  Committee.

(f) Not later than 15 days  prior to the  beginning  of a calendar  month or not later than such other date as may be determined by the Administrative Committee,
a   Participant   may  elect,   pursuant  to  procedures   established   by  the
Administrative Committee, (i) to suspend making After-Tax Contributions and (ii)
that the Employer should suspend making Before-Tax  Contributions on his behalf, all as of the beginning of such payroll period.  Not later than 15 days prior to the  beginning  of a calendar  month or not later than such other date as may be determined by the  Administrative  Committee,  such Participant may elect (i) to resume making After-Tax  Contributions by indicating any amount of contributions permitted  under  Subsection  (a) and (ii) that the Employer shall resume making
Before-Tax  Contributions  on his  behalf  by  designating  an  amount  equal of
Compensation  that is  permitted  under  Subsection  (b)  hereof  as  Before-Tax
Contributions.

                                       14

(g)  Contributions  pursuant  to this  Section  3.01 shall be  credited  to each
Participant's Account.

(h)  Notwithstanding  any  election in  accordance  with  paragraph  (b) of this
Section 3.01, the total amount of a Participant's  Before-Tax  Contributions for any  calendar  year  shall  not  exceed  the  lesser  of  $8,000  or  10% of the
Participant's  annual  Compensation or such other amount as may be adjusted from time to time  under  applicable  Puerto  Rico law  (the  "Deferral  Limit").  In addition,  Before-Tax  Contributions by a Participant will be further limited by contributions made by a Participant to an individual  retirement account created under PR Code Section  1169. If a Participant  reaches the Deferral  Limit,  the
Administrative Committee, in its discretion,  can direct that all or any portion of  such  Participant's  Contributions  during  such  year  shall  be  After-Tax
Contributions  regardless of such  Participant's  elections pursuant to Sections
3.01(a) and 3.01(b), provided, however, that After-Tax Contributions shall never exceed the limitations set forth in Section 3.01(a).

(i) Rollover from Other Plans. An Employee  eligible to participate in the Plan, regardless of whether he has satisfied the participation requirements of Section
2.01, may transfer to the Plan an Eligible Rollover  Distribution  provided that such distribution is from an Eligible Retirement Plan. If such transfer is not a direct  transfer,  such a transfer may be made only if the following  conditions are met:

               (i)  the transfer  occurs on or before the 60th day following the
                    Employee's  receipt of the  distribution  from the  Eligible
                    Retirement Plan; and

               (ii) the  amount  transferred  is  equal  to any  portion  of the
                    distribution   the  Employee   received  from  the  Eligible
                    Retirement  Plan,  not in excess of the fair market value of all property received in such a distribution .

The Administrative Committee shall develop such procedures, and may require such information,  from a Participant  desiring to make such a transfer,  as it deems necessary or desirable to  determine  that the proposed  transfer  will meet the requirements of the Section. Upon approval by the Administrative  Committee, the amount  transferred  shall be deposited in the Trust Funds and shall be credited to the Participant's  Account. Such rollover amount shall be one hundred percent
(100%)  vested in the

                                       15

Participant, shall share in the income allocations in accordance with Article V, but shall not share in the Employer  Matching  Contributions  or the  forfeiture allocations.  Upon  termination of employment,  the total amount of the rollover contribution shall be distributed in accordance with the terms of the Plan.

Upon such a transfer by an Employee who is otherwise  eligible to participate in the Plan but who has not yet completed the participation requirements of Section
2.01, his rollover amount shall represent his sole interest in the Plan until he becomes a Participant.

For purposes of this Subsection (i) an "Eligible Rollover Distribution" shall be a distribution  made to a Participant  from another  employer  pension plan that meets the  qualification  requirements  of PR Code  Section  1165;  an "Eligible
Retirement  Plan"  shall  be  another  employer  pension  plan  that  meets  the qualification requirements of PR Code Section 1165.

3.02   Limitations on Before-Tax Contributions

(a)  Notwithstanding   the  foregoing   provisions  of  this  Article  III,  the
Administrative Committee shall limit the amount of Before-Tax Contributions made on behalf of each  "Highly  Compensated  Employee"  to the extent  necessary  to ensure that either of the following tests is satisfied:

     (i) The "Actual Deferral  Percentage" (as hereinafter defined) of the group of eligible Highly Compensated Employees for the Plan Year is not more than the Actual Deferral Percentage of all other eligible Employees ("non-Highly
     Compensated Employees") multiplied by 1.25; or

     (ii) The excess of the Actual Deferral Percentage for the group of eligible
     Highly  Compensated  Employees over that of all other  eligible  non-Highly
     Compensated  Employees  for the Plan Year is not more  than two  percentage points, and the Actual Deferral Percentage for the group of eligible Highly
     Compensated  Employees  for the  Plan  Year is not  more  than  the  Actual
     Deferral Percentage of all other eligible non-Highly  Compensated Employees multiplied by 2.0.

                                       16

For the purposes of this Section 3.02, Section 3.04 and Section 3.05, "eligible"
means eligible to be a Participant of this Plan pursuant to Section 2.01(a).

For purposes of this Section 3.02, the term "Actual Deferral  Percentage"  shall mean,  for a specified  group of Employees  for a Plan Year,  the average of the ratios (calculated separately for each person in such group) of

     (i)  The  aggregate  of  the  Before-Tax   Contributions  (and  such  other
     contributions  which, in accordance  with applicable  rules and regulations promulgated  under the PR Code,  may be  aggregated  with  such  Before-Tax
     Contributions   for   purposes  of   demonstrating   compliance   with  the
     requirements  of the PR Code)  which are  actually  payable  to the Plan on behalf of each such Employee, to

     (ii) Such Employee's Compensation for such Plan Year.

In the event it is  determined  prior to any  payroll  period that the amount of
Before-Tax   Contributions  elected  to  be  made  thereafter  would  cause  the limitation  prescribed  in this  Section  3.02 to be  exceeded,  the  amount  of
Before-Tax  Contributions  allowed  to be made on behalf  of Highly  Compensated
Employees shall be reduced to a rate determined by the Administrative Committee, and any  elections  of future  Before-Tax  Contributions  which  exceed the rate determined  by the  Administrative  Committee  shall be deemed  to be  After-Tax
Contributions  for  the  remainder  of  the  Plan  Year,   notwithstanding   the
limitations on contribution rate changes in Section 3.01(e),  but subject to the
limitation  on  After-Tax   Contributions  of  Section  3.01(a).  Except  as  is
hereinafter provided,  the Participants to whom such reduction is applicable and the amount of such  reduction  shall be determined  pursuant to such uniform and nondiscriminatory rules as the Administrative Committee shall prescribe.

(b) Notwithstanding the provisions of the foregoing  paragraph,  with respect to any Plan Year in which Before-Tax  Contributions on behalf of Highly Compensated
Employees  exceed  the  applicable  limit set forth in this  Section  3.02,  the
Administrative  Committee  shall  reduce  the  amount of the  excess  Before-Tax
Contributions  made on behalf of the Highly  Compensated  Employees (by reducing such  contributions in order of Actual Deferral  Percentages  beginning with the highest), and shall distribute such

                                       17

excess Before-Tax Contributions (along with earnings attributable to such excess
Before-Tax  Contributions,  as determined pursuant to such rules and regulations as shall be  prescribed  by the Puerto Rico  Department  of the Treasury) to the
affected Highly  Compensated  Employees as soon as practicable  after the end of such Plan Year,  and in all events prior to the end of the next  following  Plan
Year. Any excess Before-Tax  Contributions to be returned to Highly  Compensated
Employees  shall be calculated and  distributed  using the methods allowed under the PR  Code  and  its  regulation.  In lieu  of  such  distribution  of  excess
Before-Tax  Contributions,  the  Administrative  Committee  may,  to the  extent permitted by applicable  rules and  regulations  (and (i) except with respect to situations in which Section 3.01(h)  applies,  and (ii) prior to March 15 of the calendar year  following the Plan Year in which such  contributions  are made or such  later  date as may be  permitted  under  the PR Code),  recharacterize  as
After-Tax  Contributions  for such Plan Year all or a portion of the  Before-Tax
Contributions  for  Participants  who are Highly  Compensated  Employees  to the
extent  necessary to comply with the applicable  limit set forth in this Section
3.02 and  subject  to the  limitation  on  After-tax  Contributions  of  Section
3.01(a).

In  lieu  of  either   distributing  or   recharacterizing   excess   Before-Tax
Contributions, the Employer may, to the extent permitted by applicable rules and regulations,  make a qualified nonelective  contribution on behalf of non-Highly
Compensated   Employees  in  an  amount   sufficient   to  satisfy  one  of  the
non-discrimination  tests  set forth  above.  Allocation  of any such  qualified non-elective contribution would be to the Participant Before-Tax Account of each non-Highly  Compensated  Employee in the same proportion that such Participant's
Before-Tax  Contributions for the year bears to the total Participant Before-Tax
Contributions  for the  year for all  non-Highly  Compensated  Employees  of the
Employer.

(c)  Notwithstanding  any  provision  of  Section  3.02(c) to the  contrary,  if
Before-Tax  Contributions on behalf of Highly Compensated Employees in excess of the  applicable  limit set  forth in  Section  3.02 are  either  distributed  or recharacterized,  any Employer Matching Contribution attributable to the amounts distributed or  recharacterized  shall be held unallocated in a suspense account and, as of the end of the Plan Year,  forfeited and added to and allocated  with
Employer Contributions in the next following Plan Year.

                                       18

3.03   Distributions of Excess Deferrals

(a) Notwithstanding any other provision of the Plan, Excess Before-Tax Deferrals
(as hereinafter  defined) and earnings allocable thereto as determined  pursuant to such rules and regulations as are prescribed by the Puerto Rico Department of the Treasury,  may be  distributed no later than April 15 (or such later date as may be permitted  under the PR Code) to  Participants  who claim such  allocable
Excess Before-Tax  Deferrals (which shall be the "Excess  Before-Tax  Deferrals"
plus earnings, if any) for the preceding calendar year.

(b) For purposes of this Section 3.03,  "Excess  Before-Tax  Deferral" means the amount of  Compensation  which a  Participant  has elected to have the  Employer contribute  to the Plan rather than receive it in cash,  which is a  Participant
Contribution  under  Section  3.01 for a  calendar  year  that  the  Participant allocates to this Plan  pursuant to the claim  procedure set forth in subsection
3.03(c) hereof.

(c) The  Participant's  claim shall be in  writing;  shall be  submitted  to the
Administrative  Committee  no  later  than  March 1 (or such  other  date as the
Administrative   Committee  may  specify);  shall  specify  the  amount  of  the
Participant's  Excess Before-Tax  Deferral for the preceding  calendar year; and
shall be accompanied by the Participant's written statement that if such amounts are not  distributed,  the Excess  Before-Tax  Deferrals,  when added to amounts deferred under other plans or arrangements  described in PR Code Section 1165(e)
exceeds the limit imposed on the  Participant in accordance  with the applicable provisions of the PR Code for the year in which the deferral occurred.

(d)  Notwithstanding  any provision of Articles III or IV to the  contrary,  any
Employer Matching  Contribution  attributable to an Excess  Before-Tax  Deferral distributed to a Participant  under Section  3.02(a) shall not be retained by or distributed to the Participant  (unless and to the extent permitted under the PR
Code and so determined by the Employer in a uniform,  nondiscriminatory manner), but shall be held  unallocated  in a suspense  account and, as of the end of the
Plan Year,  forfeited and added to and allocated with Employer  Contributions in the next following Plan Year.

                                       19

                                   ARTICLE IV

                             EMPLOYER CONTRIBUTIONS

4.01   Amount of Employer Profit Sharing Contribution

Unless otherwise  defined herein in an Appendix which describes rules applicable to a specific  Employer,  an Employer may contribute to the Trust, as of the end of each Plan Year, a  percentage  of the  Employer's  Net Profits as an Employer
Profit Sharing Contribution.  The amount of such contribution,  if any, shall be determined by the Employer's Board of Directors in its sole discretion. Any such contribution  shall  be made  as soon as  practicable  after  the  close  of the
Employer's Fiscal Year.

4.02   Amount of Employer Matching Contribution

Employer  Matching  Contributions  shall be made by each  Employer in accordance with the  provisions  of an Appendix to the Plan which  contains all  provisions related  to,  among  others,  Employer  Matching  Contributions  for a  specific
Employer

4.03   Allocation of Employer Contributions

Employer  Profit Sharing  Contributions  shall be allocated only to the Employer
Accounts of Participants who are employed by the Employer on the last day of the
Plan Year and on behalf of Participants  whose employment has terminated  during the Plan Year by reason of retirement,  death or Total and Permanent Disability, provided, however, that a Participant who transfers employment from his Employer to an Affiliated  Company at the request of his Employer or Popular,  Inc. shall be eligible to participate in Employer Profit Sharing Contributions for the Plan
Year of such transfer of employment with respect to  Compensation  earned to the date of transfer.  Employer Matching Contributions shall be made by the Employer at the close of each payroll period. No Employer Matching  Contribution shall be made with respect to a Participant  Before-Tax  Contribution in excess of the PR
Code  Section  1165(e)(7)(A)  limit,  as referred  to in Section  3.01(h) and as revised from time to time.

                                       20

4.04   Investment of the Employer Contributions

The amounts  allocated  to each  Participant  pursuant to Section  4.03 shall be credited to his Employer  Accounts and invested in one or more of the Investment
Funds  described  in  Section  5.01  and in the  percentages  designated  by the
Participant in the investment  election filed pursuant to Section 5.04 effective at the time the amount is allocated.

4.05   Return of Employer Contributions

(a) If, after an Employer  Contribution  has been made and allocated,  it should appear that, through  oversight,  or a mistake of fact or law, a Participant (or an Employee who should have been considered a Participant)  who should have been entitled to share in such  contribution,  receives no  allocation or received an allocation which was less than he should have received, the Employer may, at its election and in lieu of reallocating such  contribution,  make a special make-up contribution  for  the  Employer  Account  of  such  Participant  in  an  amount sufficient  to provide for him the same  addition to his Employer  Account as he should have received.  Similarly,  if a Participant received an allocation which was more than he should have  received  (or a  Participant  was  inappropriately included in the Plan),  the  Employer,  at its  election,  may  reallocate  such contribution,  offset other Employer  Contributions against such allocation,  or use such allocation to pay Plan expenses.

(b) To the extent permitted by ERISA,  each contribution made to the Plan by the
Employer shall be made on the condition  that it is currently  deductible by the
Employer  under PR Code  Section  1023(n) for the taxable  year with  respect to which the  contribution is made. If a contribution  is subsequently  determined, whether in whole or in part,  not to be currently  deductible as provided in the preceding  sentence,  the  Employer  may  request  that an  amount  equal to the disallowed  deduction be returned to the Employer within one year of the date of disallowance of the deduction of such Employer Contribution.

(c)  Earnings  attributable  to a  contribution  that is  returned  pursuant  to
Subsection  (a) or (b) above  shall not be  withdrawn,  but losses  attributable thereto shall reduce the amount returned to the Employer.

                                       21

                                   ARTICLE V

             INVESTMENT OF CONTRIBUTIONS AND VALUATION OF ACCOUNTS

5.01   Establishment of Trust Funds

Popular, Inc. shall appoint one or more Trustees and establish one or more Trust
Funds to which all Employer  Contributions  shall be made. The Trust Funds shall be held, invested,  reinvested, used and disbursed by the Trustees in accordance with the  provisions of the Plan and one or more Trust  Agreements  entered into between the Employer and the Trustees.

Popular,  Inc. may remove the Trustees at any time upon the  provision of notice as required by the Trust  Agreements.  Popular,  Inc. shall designate  successor
Trustees as provided in the Trust  Agreements.  The Trustees shall have the sole and complete  discretion with respect to the management and control of the Trust
Funds including the exclusive and sole authority to vote on any matter involving the shares of  Popular,  Inc.  stock  under the Plan  except as  provided  under
Section  5.05.  In addition,  Popular,  Inc.  shall not  influence the manner or timing of any and all stock purchases made by the Trustees.

No person  shall have any  interest in, or right to, the Trust Funds or any part thereof,  except as expressly provided in the Plan or the Trust Agreements.  Any provisions  of the Plan to the  contrary  notwithstanding,  and  except  for the payment of expenses of the Plan, and as provided in Section 4.06, no part of the assets of the Trust  Funds  shall,  by  reason of any  modification,  amendment, termination,  or otherwise,  be used for or diverted to purposes  other than for the exclusive benefit of Participants and their Beneficiaries.

5.02   Operation of the Trust Funds

All amounts of money, securities or other property received under the Plan shall be  delivered to the Trustees  under the Trust Funds,  to be managed,  invested, reinvested and distributed  for the exclusive  benefit of the  Participants  and their Beneficiaries in

                                       22

accordance with the Plan. Separate,  commingled funds for the investment of Plan assets held in the Trust Funds shall be  established  and  maintained  under the
Trust Funds.

5.03   Investment Funds

(a) There shall be established as part of the Trust Funds a reasonable  range of investment  options.  The  Investment  Committee  may from time to time,  in its discretion,  change,  delete or add Investment  Funds available within the Trust
Funds; provided that unless and until the Plan is amended accordingly,  the Plan shall provide common stock of Popular, Inc. as an investment option.

(b) Income from and proceeds of sales of  investments  in each  Investment  Fund shall be  reinvested  in the same  Investment  Fund.  Any income or other  taxes payable with respect to an Investment  Fund shall be charged to such  Investment
Fund.

(c) A Trustee may, from time to time,  make temporary  investments in short term obligations  of  the  United  States  Government,  commercial  paper,  or  other investments of a short term nature, pending investment in an Investment Fund.

5.04   Investment Direction

(a) A  Participant  may elect that his Employee  Contributions  for each payroll period  be  invested  in 1%  increments  totaling  100%  in one or  more  of the
Investment Funds.  Such election must be made pursuant to procedures  prescribed by the  Administrative  Committee.  Such election  shall be effective  until and unless a  Participant  makes a different  election  for any period,  but only as provided for under Subsection 5.04(b) and Subsection 5.04(c). If the Participant
fails to file a timely initial investment  election,  he shall be deemed to have
elected  to  have  100%  of  his   Employee   Contributions   and  his  Employer
Contributions  invested  in  the  stable,  fixed  income  investment  as  may be
determined   by  the   Administrative   Committee.   Until   such  time  as  the
Administrative  Committee determines otherwise and so notifies  Participants,  a
Participant's  share of any Employer  Contributions,  when  allocated,  shall be invested in the same Investment Funds in the same proportions as the Participant has elected in connection with investment of his Employee  Contributions  at the time the amount is allocated.

                                       23

(b) A Participant may change his election with respect to future Participant and
Employer  Contributions  effective  pursuant  to  procedures  prescribed  by the
Administrative  Committee,  and may not change his  election in any other manner except as provided in Subsection 5.04(c).

(c)  Effective as of the date  determined  by the  Administrative  Committee and pursuant to procedures prescribed by the Administrative Committee, a Participant may elect to have any or all of the value in any of the  Investment  Funds which are credited to his Employee and/or Employer  Accounts  transferred and invested in any one or more of the Investment Funds.

5.05   Voting of Stock

Any and all stock of Popular, Inc. held in the Trust Funds shall be voted by the
Trustees, in their sole discretion, except upon the occurrence of the following:

(a) In the  event  that any bona  fide  tender,  exchange  or  similar  offer to purchase all or any portion of the outstanding stock of Popular, Inc. is made by any person,  all shares of such stock held by the Trust Funds shall be allocated among and credited to the Accounts of Participants under the Plan based upon the ratio  of  each  Participant's  Account  to  the  total  of all  such  Accounts, determined as of the most recent Valuation Date coincident with or preceding the date of any relevant  vote or tender.  Such stock shall remain  allocated to the
Accounts of the  Participants  under the Plan subsequent to the  pass-through of such rights.

(b) In accordance  with an event  described in subsection (a), the Trustee shall permit  each  Participant  or, if  applicable,  his  Beneficiary  to direct  the
Trustees  as to the  voting  of such  stock  allocated  to their  Accounts.  All allocated stock as to which such  instructions  have been received in accordance with procedures established by the Trustees (which may include an instruction to abstain) shall be voted in accordance with such instructions.

                                       24

5.06   Valuation

(a) As of each  Valuation  Date,  each  Trust  Fund  shall be valued at its fair market value to reflect the effect of income received and accrued,  realized and unrealized  profits and losses,  and all other  transactions since the preceding
Valuation  Date. Such valuation shall be conclusive and binding upon all persons having an interest in a Trust Fund.

(b) All contributions made on behalf of, or allocated to, a Participant shall be credited to his Account.  As of any Valuation Date, the value of a Participant's
Account  shall be the  value of such  Account  as of the  immediately  preceding
Valuation  Date  adjusted  to reflect  changes  in the value of the Trust  Funds allocable  thereto in accordance with (a) above plus the amount of contributions and  forfeitures,  if any,  credited  thereto  and less any  distributions  made therefrom since the immediately preceding Valuation Date.

5.07   Accounting Procedures

The  Administrative  Committee  shall have complete  discretion to establish and utilize an accounting system to account for the interest of each Participant. To the  extent  permitted  by the  PR  Code  and  Regulations,  the  Administrative
Committee may change the accounting system from time to time.

5.08   Payment of Expenses

All expenses which arise in connection with the  administration  of the Plan and the Trust Funds including,  but not limited to, the compensation of the Trustees and of any recordkeepers,  accountants,  counsel,  or other persons appointed by the Administrative Committee,  Popular, Inc. or the Trustee shall be paid out of the Trust Funds, unless paid by the Employer.

                                       25

                                   ARTICLE VI

                                 DISTRIBUTIONS

6.01   Distributions on Retirement or Total and Permanent Disability

Each Participant who terminates employment on account of his retirement or Total and  Permanent  Disability  shall  have a  nonforfeitable  right  to  receive  a distribution  of his entire  Account.  Distribution  shall be made in accordance with Sections 6.05 and 6.06.

6.02   Distributions on Death

Upon an Active  Participant's death, his Beneficiary shall have a nonforfeitable right to receive a distribution of the  Participant's  entire Account.  Upon the death of an Inactive  Participant,  his Beneficiary  shall have a nonforfeitable right to receive that portion of his Account which was vested in accordance with
Section 6.03.  Distribution  shall be made in accordance  with Sections 6.05 and
6.06.

6.03   Distribution Upon Termination of Employment

Any  Participant  who has a Termination  of Employment for any reason other than
Retirement, Total and Permanent Disability or death, shall have a nonforfeitable right to receive that portion of his Account which is vested in accordance  with the following schedule:

----------------------------------------- --------------------------------------
            Years of Service                       Nonforfeitable Vested
                                                         Interest
----------------------------------------- --------------------------------------

            Less than 1 year                               0%
----------------------------------------- --------------------------------------
        1 but less than 2 years                            20%
----------------------------------------- --------------------------------------
        2 but less than 3 years                            40%
----------------------------------------- --------------------------------------
        3 but less than 4 years                            60%
----------------------------------------- --------------------------------------

                                       26

----------------------------------------- --------------------------------------
        5 but less than 5 years                            80%
----------------------------------------- --------------------------------------
            5 or more years                               100%
----------------------------------------- --------------------------------------

Distributions shall be made in accordance with Sections 6.05 and 6.06.

Upon the  Termination  of Employment of a Participant  who is not otherwise 100%
vested in his Account,  the  Administrative  Committee  shall  reflect any prior distributions  in determining the  Participant's  current vested interest in his
Account in order to avoid duplication of payments.

Notwithstanding  anything in this Section to the  contrary,  a  Participant  who transfers  employment to an Affiliated Company at the request of his Employer or
Popular,  Inc.  shall be  deemed  to be 100%  vested  in his  Account  as of the effective date of transfer of employment. Similarly, a Participant who transfers employment  to an  Affiliated  Company at his  request  shall not,  unless  such
Participants  is 100% vested to his Account,  be deemed to be 100% vested in his
Account as of the effective date of transfer of  employment.  Such a Participant will not have  incurred a  Termination  of  Employment  and his Account  will be transferred directly to his new employer's employee pension plan qualified under
PR Code Section 1165.

6.04   Forfeitures

That portion of a Participant's Account which shall not be vested at the date of his Termination of Employment shall be forfeited.  Forfeitures  shall be used to reduce the Employer's  contribution to the Plan or at the Employer's  discretion redistributed among Participants. A former Participant who returns to employment with the Employer  after a Period of Severance of sixty (60) months will receive credit for all his prior years of service for vesting purposes.

If a Participant  receives a distribution and resumes  employment  covered under the Plan before the  Participant has a Period of Severance of sixty (60) months, the Employer  shall  restore to the Employer  Account of such a  Participant  an amount equal to the dollar  amount of the  forfeitures  from such Account if the
Participant  repays  to the Plan an  amount  equal to the  dollar  amount of the distributions from the Participant's  Employer Account. A repayment must be made before the earlier of (a) 5

                                       27

years after the first date on which the Participant is  subsequently  reemployed by the Employer, or (b) the date the Participant incurs a Period of Severance of sixty (60) months following the date of distribution.

6.05   Forms of Payment

Subject to the  provisions of Section 6.10 and to an Appendix which may describe special rules  applicable to an Employer,  a Participant will receive payment of his  vested  Account in a cash lump sum or a  combination  of cash and shares of
Popular, Inc. equal in value to that of his Account.

6.06   Timing of Payment

Subject to the  provisions of Section 6.10 and to an Appendix which may describe special rules  applicable to an Employer,  a Participant  (or  Beneficiary)  may
elect to have payment of his vested  accounts  payable to him under this Article
VI paid or commence as soon as practicable after:

(a) The date of his death,  Retirement,  Total and Permanent Disability or other
Termination of Employment based on the value of his vested Account determined as of the Valuation Date coincident with or next following such date, or

(b) If such date occurs prior to his Normal  Retirement Date, any Valuation Date coincident with or preceding his Normal  Retirement  Date, based on the value of his vested Account as of such Valuation Date.

In the  event  that a  Participant  does not  elect  the  time as of  which  his distribution  is to commence then subject to Section 6.10,  his Vested  Accounts shall be paid as soon as practicable following his Normal Retirement Date.

A Participant will be given a notice of his right to make an election under this
Section within the period beginning no earlier than 90 days before the Valuation
Date as of which the Participant's distribution is to begin and no later than 30 days before this  Valuation  Date. The  Participant's  election (and any spousal consent,  if  applicable)  must be made at least 30 days  after  the  notice  is provided  unless the Participant has

                                       28

received  notice  of his or her  right to have at least 30 days to  review  this notice before making an election,  the Participant makes an affirmative election prior to the expiration of the 30 days and the distribution of the Participant's benefit commences more than seven days after such notice is provided.

The Participant (or Beneficiary) shall provide to the Administrative Committee a written  election at least 30 days  preceding  any  applicable  Valuation  Date, indicating  the date benefits are to be paid or commence and the Form of payment elected.

A Participant's election regarding the form or timing of his benefit the payment of his vested  Account  cannot be changed on or after the date on which  benefit payments have commenced.

6.07   Withdrawal of After-Tax Contributions

Prior to his Termination of Employment,  a Participant may elect to withdraw, in cash,  any or all of the value of his After-Tax  Contributions.  Withdrawals  of
After-Tax  Contributions  shall be subject to such procedures and conditions and the  Administrative  Committee may determine,  applied to all  Participants in a non-discriminatory manner.

6.08   Hardship Withdrawals

(a) Withdrawals may be made from the Employee Contribution Account on account of a hardship.  A Hardship  Withdrawal  of up to 50% of the  Employee  Contribution
Account may be permitted under the following circumstances:

     (i)  The  distribution  is necessary  on account of an immediate  and heavy financial  need  of  the  Participant,  and

     (ii) The distribution is necessary to satisfy such financial need.

(b) A  distribution  will be deemed to be made on  account of an  immediate  and heavy financial need of the  Participant if the  distribution is made on account of:

                                       29

     (i)    Unreimbursed  necessary  medical  expenses as  described  in Section
            1023(aa)(2)(P)   of  the  PR  Code   previously   incurred   by  the
            Participant,  his  spouse,  children  or any of his  dependents  (as defined in PR Code Section 1025) or unreimbursable  medical expenses described in Section  1023(aa)(2)(P)  of the PR Code  necessary  for such persons to obtain medical care;

     (ii)   The  first  time   purchase   (excluding   mortgage   payments)   or
            construction of a principal residence for the Participant;

     (iii)  Payment of tuition,  related  educational  fees,  and room and board expenses for the next 12 months of post-secondary  education for the
            Participant,  his or her spouse,  children or dependents (as defined in PR Code Section 1025); or

     (iv)   The   payment  of  rent  or   mortgage   payments   to  prevent  the
            Participant's  eviction from or  foreclosure  of the mortgage on his principal residence.

(c) A distribution  will not be treated as necessary to satisfy an immediate and heavy  financial need of a Participant to the extent the amount of the requested distribution  is in excess of the amount  required to relieve the financial need or to the  extent  such need may be  satisfied  from  other  resources  that are reasonably available to the Participant.  This determination will be made on the basis of all relevant facts and  circumstance.  A distribution may be treated as necessary to satisfy a financial need if the Administrative Committee reasonably relies upon the Participant's representation that the need cannot be relieved:

     (i)    Through reimbursement or compensation by insurance or otherwise; or

     (ii)   By reasonable liquidation of the Participant's assets, to the extent such  liquidation  would not  itself  cause an  immediate  and heavy financial need.

(d) The  Administrative  Committee  shall apply the  standards set forth in this
Section 6.08 on a uniform and non-discriminatory basis to all such Employees who are Participants in the Plan.

                                       30

6.08   Commencement of Benefit Payments

Notwithstanding   the  foregoing,   unless  the  Participant  elects  otherwise,
distribution  shall  commence no later than the 60th day after the latest of the last day of the Plan Year in which the Participant

     (i)    attains his Normal Retirement Date
     (ii)   attains his 10th anniversary of Plan participation or
     (iii)  terminates his employment.

6.09   Cash Outs

Notwithstanding  any other  provision  of the Plan,  if a  Participant's  vested
Account   determined  as  of  the  Valuation  Date  immediately   following  his
termination  of  employment  is  $5,000  or less,  his  vested  Account  will be distributed  to him  immediately  in one lump sum  payment.  If the value of the
Participant's  vested  Account  as of such  Valuation  Date  exceeds  $5,000  no distribution  shall be made to such Participant prior to the date he attains his
Normal Retirement Date without his written consent. In the absence of receipt of such consent by the Administrative  Committee,  distribution to such Participant shall be made in a lump sum as of the  Valuation  Date  coincident  with or next following his Normal Retirement Date.

                                       31

                                  ARTICLE VII

                              PLAN ADMINISTRATION

7.01   Appointment of an Administrative Committee

Popular,  Inc.  shall  appoint  an  Administrative  Committee  to  serve as Plan
Administrator.  The  Administrative  Committee  shall  consist  of  five or more persons and shall serve at the  pleasure  of, and may be removed at any time by,
Popular,  Inc.  Popular,  Inc.  shall  designate one of such persons to serve as
Chairman. Participants may be members of the Administrative Committee. No member of the Administrative  Committee shall receive  compensation for his services as such.

7.02   Operation of the Administrative Committee

A majority of the members of the Administrative  Committee at the time in office shall  constitute a quorum for the  transaction of business.  All resolutions or other  action  taken  by the  Administrative  Committee  shall  be by  vote of a majority  of its  members  present at any  meeting,  or  without a  meeting,  by instrument in writing signed by all its members.

The Chairman of the  Administrative  Committee shall appoint a Secretary who may but need not be a member of the  Administrative  Committee.  The  Administrative
Committee  may  delegate  any of its  powers or duties  among its  members or to others as it shall  determine.  It may  authorize  one or more of its members to execute or deliver any  instrument or to make any payment in its behalf.  It may employ such counsel, agents,  clerical,  accounting and actuarial services as it may  require  in  carrying  out the  provisions  of the Plan,  and to the extent permitted  by law it shall be  entitled  to rely  upon all  tables,  valuations, certificates, opinions, or other reports furnished by such persons.

7.03   Powers and Duties of the Administrative Committee

The  Administrative  Committee shall have all powers necessary to administer the
Plan except to the extent any such powers are vested in any other  fiduciary  by the Plan or

                                       32

by the Administrative  Committee.  The Administrative Committee may from time to time establish rules for the  administration  of the Plan, and it shall have the exclusive  right to  interpret  the Plan and to decide  any  matters  arising in connection with the administration and operation of the Plan. The Administrative
Committee's rules,  interpretations  and decisions shall be applied in a uniform manner to all Employees  similarly  situated and shall be conclusive and binding on the Employer and on Participants and Beneficiaries to the extent permitted by law.

The  Administrative  Committee  shall  compute and certify to the  Trustees  the amount of retirement  benefits  payable under the  provisions of the Plan to any
Participant  terminating  his  employment  with a  retirement  benefit or to any
Beneficiary.

7.04   Delegation of Responsibility

Each fiduciary shall discharge his duties with respect to the Plan solely in the interest of the Participants  and  Beneficiaries,  for the exclusive  purpose of providing  benefits  to  such  persons  and  defraying  reasonable  expenses  of administering  the Plan, while using the care, skill,  prudence,  and diligence, under the  circumstances  then  prevailing  that a prudent  man acting in a like capacity  and  familiar  with  such  matters  would  use  in the  conduct  of an enterprise of like character and with like aims.

The  members  of the  Administrative  Committee  and  any  person  to  whom  the
Administrative  Committee  may  delegate  any of its  powers  under the Plan may employ persons to render advice with regard to any  responsibility  he has under the Plan. No fiduciary shall be liable for any act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is  allocated  to such other  person by or pursuant  to the Plan,  except to the extent required by Section 405 of ERISA.

7.05   Indemnification of the Administrative and Investment Committees

Popular, Inc. may indemnify each member of the Administrative  Committee and the
Investment Committee against all liabilities and expenses,  including attorneys'
fees, reasonably incurred by him in connection with any legal action to which he may be a party,  or any threatened  legal action to which he might have become a party,  by  reason  of his  membership  in  the  Administrative  Committee,  the
Investment Committee or

                                       33

both,  except  with regard to any matters as to which he shall be adjudged to be liable for willful misconduct in the performance of his duties as such a member.

                                       34

                                  ARTICLE VIII

                                CLAIMS PROCEDURE

8.01   Notification of Benefit Eligibility

The  Administrative  Committee  shall  notify  Participants  of  the  retirement benefits  to which they are  entitled  as soon as is  practical  following  each
Participant's Termination of Employment. Filing of a claim shall not be required for benefit commencement.

8.02   Initial Review of Claims

If a  Participant  or  Beneficiary  has reason to believe that he is entitled to retirement  benefits from the Plan in excess of those about which he is notified in  accordance  with  Section  8.01,  he may  file a claim in  writing  with the
Administrative Committee.

If the Administrative Committee denies the claim, the claimant shall be notified in  writing of the denial  within 90 days after the  Administrative  Committee's receipt of the claim  (unless  the  Participant  is given  written  notification within  the  initial  90 days  that an  extension  of not  more  than 90 days is needed).  The notice shall be written in a manner calculated to be understood by the  Participant or Beneficiary  and shall (a) set forth the specific  reason or reasons for the denial,  (b) make  reference to the pertinent  provisions of the
Plan on which the denial is based,  (c)  describe  any  additional  material  or information  that should be received  before the claim request may be acted upon favorably,  and explain why such material or information,  if any, is needed and
(d) inform  the person  making the claim of his right to request a review of the decision by the Administrative Committee.

8.03   Review of Claim Denial

Any person  who  believes  that he has  submitted  all  available  and  relevant
information   may   request  a  review  of  the  denial  of  his  claim  by  the
Administrative  Committee by  submitting a written  request for review within 60 days  after  the date on which  such  denial is  received.  This  period  may be extended by the Administrative Committee for

                                       35

good cause shown. The person making the request for review may examine pertinent
Plan  documents.  The request for review may discuss any issues  relevant to the claim.

The  Administrative  Committee  shall  decide  whether or not to grant the claim within 60 days after  receipt of the request for review,  but this period may be extended  for  up to  an  additional  60  days  in  special  circumstances.  The
Administrative  Committee's  decision shall be written in a manner calculated to be understood by the  Participant  or Beneficiary  and,  shall include  specific reasons for the  decision,  and shall refer to the  pertinent  provisions of the
Plan on which the decision is based.

                                       36

                                   ARTICLE IX

                    AMENDMENT OR TERMINATION OF THE PLAN OR
                        DISCONTINUANCE OF CONTRIBUTIONS

9.01   Right to Amend or Terminate the Plan

(a) Popular, Inc. may amend the Plan,  retroactively or otherwise,  at any time.
No such amendment may have the effect of vesting in the Employer any part of the
Trust Fund,  or of diverting  any part of the Trust Fund to purposes  other than
for  the  exclusive  benefit  of  Participants  and  Beneficiaries,   until  all
liabilities with respect to such persons have been satisfied or provided for. No amendment shall deprive any Participant or Beneficiary of any retirement benefit therefore vested in him.

In addition,  no Plan amendment  shall have the effect of decreasing the Accrued
Benefit  (except as permitted  under Section 204(g) of ERISA) of anyone who is a
Participant on the date the amendment is adopted or becomes effective, whichever is later. For purposes of this paragraph,  a plan amendment which has the effect of (i) eliminating or reducing an early retirement  benefit or a retirement-type subsidy,  or (ii)  eliminating  an  optional  form of benefit,  with  respect to benefits  attributable  to  service  before  the  amendment  shall be treated as reducing accrued benefits.

The continuance of the Plan and the payment of contributions  under the Plan are entirely  voluntary and are not assumed as  contractual  obligations of Popular,
Inc. or an Employer.  Popular,  Inc. reserves the right to terminate the Plan in whole or in part or to discontinue contributions thereunder.

(b) Amendment to Vesting Provisions.  If the vesting provisions of this Plan are amended, (i) any Participant who, as of the end of the election period described below had been  credited  with at least three  Years of Service may  irrevocably elect  to have  his  nonforfeitable  interest  computed  without  regard  to the amendment and (ii) a  Participant's  nonforfeitable  interest  shall not be less than his  nonforfeitable  percentage  computed  under the Plan without regard to such  amendment.  Notice of the amendment and the  availability  of the election shall be given to each such  Participant,  and the  election may be exercised by the Participant by notice to the  Administrative

                                       37

Committee within 60 days after the later of (i) the Participant's receipt of the notice, (ii) the day the amendment is adopted or (iii) the effective date of the amendment.

(c)  Amendment to Maintain  Qualified  Status.  Notwithstanding  anything to the contrary  in  Section  8.01,  Popular,  Inc.  in its  discretion,  may  make any modifications or amendments to the Plan,  retroactively or prospectively,  which it deems  appropriate to establish or maintain the Plan and the Trust  Agreement as a qualified  employees' plan and tax-exempt  trust under Sections 1165(a) and
(e) of the PR Code.

9.02   Result of Termination

(a) Upon  termination  of the Plan as to any Employer,  such Employer  shall not make any further  contributions under the Plan and no amount shall thereafter be payable  under the Plan to or in respect of any  Participants  then  employed by such  Employer  except as  provided in this  Article  IX. To the maximum  extent permitted  by ERISA,  the  rights of  Participants  no longer  employed  by such
Employer and former Participants and their Beneficiaries under the Plan shall be unaffected  by  such  termination  and any  transfers,  distributions  or  other dispositions  of the  assets of the Plan as  provided  in this  Article IX shall constitute a complete  discharge of all liabilities  under the Plan with respect to such Employer's  participation  in the Plan and any Participant then employed by such Employer.

(b) The interest of each such  Participant  in service with such  Employer as of the termination date in his Account,  after payment of or provision for expenses and charges and appropriate  adjustment of the Accounts of all such Participants
for  expenses,   charges,   forfeitures   and  profits  and  losses,   shall  be
nonforfeitable   as  of  the   termination   date,   and  upon  receipt  by  the
Administrative  Committee of Puerto Rico Department of the Treasury  approval of such  termination,  the full current value of such amount shall be paid from the
Trust Fund in the manner  described in Article VI or  transferred to a successor employee  benefit  plan which is  qualified  under PR Code Section 1165 or to an individual  retirement  arrangement described in PR Code Section 1169; provided, however,  that in the event of any  transfer of assets to a  successor  employee benefit plan the provisions of Section 10.04 will apply.

                                       38

(c) All determinations,  approvals and notifications  referred to above shall be in form and substance and from a source satisfactory to counsel for the Plan. To the maximum  extent  permitted by ERISA,  the  termination of the Plan as to any
Employer shall not in any way affect any other  Employer's  participation in the
Plan.

                                       39

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.01   Contract of Employment

The Plan shall not be deemed to  constitute a contract  between any Employee and the Employer or to be a  consideration  or an inducement to any Employee for his employment  by the  Employer.  Nothing  contained in the Plan shall be deemed to give any  Employee  the right to be retained in the employ of the Employer or to interfere  with the right of the  Employer  to  discharge  or to  terminate  the employment  of an  Employee  at any time  without  regard to the  effect of such action on his rights under the Plan. No Participant  or  Beneficiary  shall have any rights  against the Employer for benefits  payable under the Plan other than rights, if any, which he may have with respect to the Trust Fund.

10.02   Furnishing of Information

Unless  otherwise  expressly  provided  in the Plan,  all  benefits to which any
Participant  may  be  entitled  shall  be  determined  in  accordance  with  the provisions of the Plan as in effect on such Participant's Severance from Service
Date.  In order to receive  any  benefits  under the Plan,  a  Participant  must furnish the Administrative  Committee with such information as may reasonably be required for purposes of the proper administration of the Plan.

10.03   Assignment or Alienation of Benefits

Any  benefit  payable  under the Plan  shall  not be  subject  in any  manner to assignment, alienation,  anticipation, sale, transfer, pledge, encumbrance, lien or charge,  and any attempt to cause any such benefit to be so  subjected  shall not be recognized except to such extent as may be required by law.

                                       40

10.04   Merger of Plans

In the event of any merger or  consolidation  of the Plan with,  or  transfer of assets or liabilities of the Plan to, any other qualified plan, each Participant shall (if such  other plan then  terminates)  be  entitled  to receive a benefit immediately  after any such merger,  consolidation or transfer which is equal to or greater  than the  benefit to which he would have been  entitled  immediately before such merger, consolidation or transfer (if the Plan had then terminated).

10.05   Substitute Payee

If a Participant or Beneficiary entitled to receive any retirement benefits from the  Plan is in his  minority,  or is,  in the  judgment  of the  Administrative
Committee, legally, physically or mentally incapable of personally receiving and
receipting  for  any  distribution,   the  Administrative   Committee  may  make
distributions  to his  legally  appointed  guardian,  or to such  other  person, persons  or  institutions  as it may  judge  to be then  maintaining  or to have custody of the Payee.

10.06   Domestic Relations Order

For  purposes of this  Article XI, a Domestic  Relations  Order shall refer to a judgment, decree or order (including the approval or a property settlement) that is made pursuant to a state  domestic  relations or community  property law, and which relates to the provisions of child support,  alimony payments,  or marital property rights to a spouse, child or other dependent of a Participant.

10.07   Qualified Domestic Relations Order

For  purposes of this  Article XI, a Qualified  Domestic  Relations  Order shall refer to a Domestic  Relations Order that (a) clearly specifies (i) the name and last known mailing  address of the  Participant  and of each person given rights under such  Domestic  Relations  Order,  (ii) the amount or  percentages  of the
Participant's benefits under this Plan to be paid to each person covered by such
Domestic  Relations  Order,  (iii) the number of payments or the period to which such Domestic  Relations Order applies,  and (iv) the name of this Plan; and (b)
does not  require  the  payment of a benefit in a

                                       41

form or amount that is (i) not  otherwise  provided for under the Plan,  or (ii)
inconsistent with a previous Qualified Domestic Relations Order.

10.08   Procedures involving Domestic Relations Orders

Notwithstanding the provisions of Section 10.03 to the contrary,  upon receiving a Domestic  Relations Order, the  Administrative  Committee shall segregate in a separate  account  or in an escrow  account  the  amounts  payable to any person pursuant to such Domestic Relations Order, pending a determination  whether such
Domestic  Relations Order constitutes a Qualified  Domestic Relations Order, and shall  give  notice  of the  receipt  of the  Domestic  Relations  Order  to the
Participant and each other person affected thereby.

If,  within 18 months after  receipt of such  Domestic  Relations  Order,  it is
determined   by  the   Administrative   Committee,   by  a  court  of  competent
jurisdiction,  or otherwise,  that such Domestic  Relations Order  constitutes a
Qualified Domestic  Relations Order, the  Administrative  Committee shall direct the Trustee to segregate the amounts  (plus any interest  thereon) in an account for the  person (or  persons)  entitled  thereto  under the  Qualified  Domestic
Relations Order. Such individual shall,  thereafter,  be considered a terminated vested  Participant  under  the  Plan.  If it is  determined  that the  Domestic
Relations  Order  is  not  a  Qualified   Domestic  Relations  Order  or  if  no
determination  is made within the  prescribed  18-month  period,  the segregated amounts shall be  desegregated  as though the Domestic  Relations  Order had not been received,  and any later  determination  that such Domestic Relations Order constitutes  a Qualified  Domestic  Relations  Order shall be applied  only with respect to benefits on the date of such determination.

The  Administrative  Committee  shall be authorized to establish such reasonable administrative  procedures as is deemed  necessary or  appropriate to administer this Section 10.08. This Section 10.08 shall be construed and administered so as to comply with the requirements of Section  206(d)(3) of ERISA.

                                       42

10.09   Gender and Number

The masculine pronoun, whenever used herein, shall include the feminine pronoun, and the singular  number shall include the plural number,  unless the context of the Plan clearly indicates otherwise.

10.10   Governing Law

The Plan shall be governed by the laws of the Commonwealth of Puerto Rico to the extent not preempted by applicable Federal law.

     IN WITNESS WHEREOF, Popular, Inc. has caused this Plan to be executed as of this 1st day of January, 2001.

                                   By: /s/ Teresa Loubriel
                                   Name:  Teresa Loubriel
                                   Title: Vice President

                                       43

Appendix No. 1 to the Popular, Inc.
Retirement Savings Plan for Puerto Rico Subsidiaries

INTRODUCTION

          The purpose of this Appendix No. 1 is to supplement the provisions of, and form a part of,  the Plan with  respect  to the  Employees  of  Popular
     Mortgage,  Inc. This Appendix No. 1 contains rules and features of the Plan that are  applicable  exclusively  to Employees of Popular  Mortgage,  Inc.
     Except as provided otherwise in this Appendix No. 1, when administering the
     Plan for the  Employees of Popular  Mortgage,  Inc. the Plan shall be read, construed and interpreted in conjunction with Appendix No.1.

Article I
DEFINITIONS

          In addition to the  definitions  set forth in the Plan,  the following definitions,  when  used in the  Plan  and this  Appendix,  shall  have the respective  meanings set forth below unless the context  clearly  indicates otherwise:

     1.01   Compensation

     In  addition  to  the  meaning  set  forth  in  Section 1.06 of  the  Plan,
     Compensation considered under the Plan shall not include bonuses,  overtime pay, commissions, car allowance and variable pay.

     1.02   Employer

     Popular Mortgage, Inc.

     1.03   Participant

     In  addition  to the  meaning  set forth in Section  1.20 of the Plan,  for purposes of this Appendix No. 1 an Employee must be such of the Employer.

                                      1-1

     1.04   Years of Service

     In addition to the meaning set forth in Section 1.34 of the Plan,  Years of
     Service  shall include  service with Puerto Rico Home Mortgage  Corporation provided that the Employee was employed by Puerto Rico Home Mortgage at the time of acquisition of said corporation by Popular, Inc.

Article II
EMPLOYER CONTRIBUTIONS

     2.01   Amount of Employer Profit Sharing Contribution

     In addition to the dispositions of Section 4.01, an Employer Profit Sharing
     Contribution shall be determined in accordance with the following formula:

         (i) If the  Employer's net income for its fiscal year that ends with or within the Plan Year for which a contribution  is made  is less than or equal to 10% of ROE (as defined  below),  the Employer  Profit  Sharing
         Contribution shall be equal to 2% of the total Compensation paid to all
         Participants in the Plan.

         (ii) If the Employer's net income for its fiscal year that ends with or within the Plan Year for which a contribution  is  made is greater than
         10% of ROE (as defined  below) but less than or equal to 15% of ROE (as defined below), the Employer Profit Sharing Contribution shall be equal to 3% of the total Compensation paid to all Participants in the Plan.

         (iii) If the  Employer's  net income for its fiscal year that ends with or within  the Plan Year for which a  contribution  is made is  greater than  15% of ROE  (as  defined  below),  the  Employer  Profit  Sharing
         Contribution shall be equal to 4% of the total Compensation paid to all
         Participants in the Plan.

     For purposes of this Section 2.01 "ROE" shall mean the Employer's return on equity  for the  Employer's  fiscal  year that ends with or within the Plan
     Year for which a contribution is made.

                                      1-2

     Notwithstanding,  Employer Profit Sharing  Contributions  to the Plan shall not exceed the lesser of the Employer's net income for its fiscal year that ends with or within the Plan Year for which a  contribution  is made or 15%
     of the total Compensation paid to all Participants in the Plan.

     2.02   Amount of Employer Matching Contribution

     Employer Matching  Contributions shall be equal to 50% of the first 6% of a
     Participant's  Before-Tax Contribution or After-Tax Contribution,  provided that an Employer Matching Contribution will be made first on account of the
     Participant's Before-Tax Contributions.

                                      1-3

Appendix No. 2 to the Popular, Inc.
Retirement Savings Plan for Puerto Rico Subsidiaries

INTRODUCTION

          The purpose of this Appendix No. 2 is to supplement the provisions of, and form a part of,  the Plan with  respect  to the  Employees  of  Popular
     Leasing & Rental,  Inc. This Appendix No. 2 contains  rules and features of the Plan that are applicable  exclusively to Employees of Popular Leasing &
     Rental,  Inc.  Except as provided  otherwise in  this  Appendix No. 2, when administering the Plan for the Employees of Popular Leasing & Rental,  Inc.
     the Plan shall be read,  construed  and  interpreted  in  conjunction  with
     Appendix No. 2.

Article I
DEFINITIONS

          In addition to the  definitions  set forth in the Plan,  the following definitions,  when  used in the  Plan  and this  Appendix,  shall  have the respective  meanings set forth below unless the context  clearly  indicates otherwise:

     1.01   Compensation

     In  addition  to  the  meaning  set  forth  in  Section 1.06 of  the  Plan,
     Compensation considered under the Plan shall not include overtime pay.

     1.02   Employer

     Popular Leasing & Rental, Inc.

     1.03   Participant

     In  addition  to the  meaning  set forth in Section  1.20 of the Plan,  for purposes of this Appendix No. 2 an Employee must be such of the Employer.

                                      2-1

     1.04   Years of Service

     In addition to the meaning set forth in Section 1.34 of the Plan,  Years of
     Service shall  include a service with  Inversiones  Internacionales,  Inc.,
     Velco and  Metropolitana de Prestamos,  Inc. provided that the Employee was employed by Inversiones  Internacionales,  Inc.,  Velco or Metropolitana de
     Prestamos, Inc. at the time of acquisition by Popular, Inc.

Article II
EMPLOYER CONTRIBUTIONS

     2.01   Amount of Employer Profit Sharing Contribution

     In addition to the dispositions of Section 4.01, an Employer Profit Sharing
     Contribution  shall not exceed the lesser of the  Employer's net income for its  fiscal  year  that ends with or  within  the  Plan  Year  for  which a contribution  is  made  or 15%  of  the  total  Compensation  paid  to  all
     Participants in the Plan.

     2.02   Amount of Employer Matching Contribution

     Employer Matching  Contributions shall be equal to 50% of the Participant's first 8% of Before-Tax Contribution.

                                      2-2

Appendix No. 3 to the Popular, Inc.
Retirement Savings Plan for Puerto Rico Subsidiaries

INTRODUCTION

          The purpose of this Appendix No. 3 is to supplement the provisions of, and form a part of,  the Plan with  respect  to the  Employees  of  Popular
     Securities,  Inc. This  Appendix  No. 3 contains  rules and features of the
     Plan that are applicable  exclusively  to Employees of Popular  Securities,
     Inc.   Except  as  provided   otherwise  in  this   Appendix  No.  3,  when
     administering  the Plan for the Employees of Popular  Securities,  Inc. the
     Plan shall be read,  construed and interpreted in conjunction with Appendix
     No. 3.

Article I
DEFINITIONS

          In addition to the  definitions  set forth in the Plan,  the following definitions,  when  used in the  Plan  and this  Appendix,  shall  have the respective  meanings set forth below unless the context  clearly  indicates otherwise:

     1.01   Compensation

     In  addition  to  the  meaning  set  forth  in  Section 1.06  of  the Plan,
     Compensation considered under the Plan shall not include, for Employees (i)
     employed in the Employer's  Retail  Division  performance  bonus,  deferred commissions and any  Compensation in excess of $150,000;  and (ii) employed in the  Employer's  Institutional  Division any  Compensation  in excess of
     $150,000.

     1.02   Employer

     Popular Securities, Inc.

     1.03   Participant

     In  addition  to the  meaning  set forth in Section  1.20 of the Plan,  for purposes of this Appendix No. 3 an Employee must be such of the Employer.

                                      3-1

     1.04   Years of Service

     In addition to the meaning set forth in Section 1.34 of the Plan,  Years of
     Service shall include a service with  Marketing  One  Securities,  Inc., CS
     First Boston (Puerto Rico) Inc. and BP Capital Markets,  Inc. provided that the  Employee  was employed by Marketing  One  Securities,  Inc.,  CS First
     Boston  (Puerto  Rico) Inc.  or BP  Capital  Markets,  Inc.  at the time of acquisition by Popular, Inc.

Article II
EMPLOYER CONTRIBUTIONS

     2.01   Amount of Employer Profit Sharing Contribution

     In addition to the dispositions of Section 4.01, an Employer Profit Sharing
     Contribution  shall not exceed the lesser of the  Employer's net income for its  fiscal  year  that ends with or  within  the  Plan  Year  for  which a contribution  is  made  or 15%  of  the  total  Compensation  paid  to  all
     Participants in the Plan.

     2.02   Amount of Employer Matching Contribution

     Employer Matching  Contributions shall be equal to 50% of the Participant's
     Before-Tax Contribution.

                                      3-2

Appendix No. 4 to the Popular, Inc.
Retirement Savings Plan for Puerto Rico Subsidiaries

INTRODUCTION

          The purpose of this Appendix No. 4 is to supplement the provisions of, and form a part of,  the Plan with  respect  to the  Employees  of  Popular
     Finance,  Inc. This Appendix No. 4 contains  rules and features of the Plan that are  applicable  exclusively  to Employees  of Popular  Finance,  Inc.
     Except as provided otherwise in this Appendix No. 4, when administering the
     Plan for the  Employees  of Popular  Finance,  Inc. the Plan shall be read, construed and interpreted in conjunction with Appendix No. 4.

Article I
DEFINITIONS

          In addition to the  definitions  set forth in the Plan,  the following definitions,  when  used in the  Plan  and this  Appendix,  shall  have the respective  meanings set forth below unless the context  clearly  indicates otherwise:

     1.01   Compensation

     In  addition  to  the  meaning  set  forth  in  Section 1.06  of  the Plan,
     Compensation  considered  under the Plan shall not  include  overtime  pay, commissions, Christmas bonus and car allowance.

     1.02   Employer

     Popular Finance, Inc.

     1.03   Participant

     In  addition  to the  meaning  set forth in Section  1.20 of the Plan,  for purposes of this Appendix No. 4 an Employee must be such of the Employer.

                                      4-1

     1.04   Years of Service

     In addition to the meaning set forth in Section 1.34 of the Plan,  Years of
     Service shall include a service with Best Finance Corporation provided that the  Employee  was  employed  by Best  Finance  Corporation  at the time of acquisition by Popular, Inc.

Article II
EMPLOYER CONTRIBUTIONS

     2.01   Amount of Employer Profit Sharing Contribution

     In addition to the dispositions of Section 4.01, an Employer Profit Sharing
     Contribution  shall not exceed the lesser of the  Employer's net income for its  fiscal  year  that ends with or  within  the  Plan  Year  for  which a contribution  is  made  or 15%  of  the  total  Compensation  paid  to  all
     Participants in the Plan.

     2.02   Amount of Employer Matching Contribution

     Employer Matching  Contributions shall be equal to 50% of the Participant's first 5% Before-Tax Contribution.

                                       4-2

Appendix No.5 to the Popular, Inc.
Retirement Savings Plan for Puerto Rico Subsidiaries

INTRODUCTION

          The purpose of this Appendix No. 5 is to supplement the provisions of, and form a part of,  the Plan with  respect to the  Employees  of GM Group,
     Inc. This Appendix No. 5 contains rules and features of  the  Plan that are applicable  exclusively to Employees of GM Group,  Inc.  Except as provided otherwise  in this  Appendix  No.  5, when  administering  the Plan for the
     Employees  of GM  Group,  Inc.  the  Plan  shall  be  read,  construed  and interpreted in conjunction with Appendix No. 5.

Article I
DEFINITIONS

          In addition to the  definitions  set forth in the Plan,  the following definitions,  when  used in the  Plan  and this  Appendix,  shall  have the respective  meanings set forth below unless the context  clearly  indicates otherwise:

     1.01   Compensation

     In  addition  to  the  meaning  set  forth  in  Section 1.06  of  the Plan,
     Compensation  considered  under the Plan shall not  include  overtime  pay, commissions, incentive pay, bonuses and any other compensation in excess of base salary.

     1.02   Employer

     Popular Finance, Inc.

     1.03   Participant

     In  addition  to the  meaning  set forth in Section  1.20 of the Plan,  for purposes of this Appendix No. 5 an Employee must be such of the Employer.

                                      5-1

Article II
EMPLOYER CONTRIBUTIONS

     2.01   Amount of Employer Profit Sharing Contribution

     In addition to the dispositions of Section 4.01, an Employer Profit Sharing
     Contribution  shall not exceed the lesser of the  Employer's net income for its  fiscal  year  that ends with or  within  the  Plan  Year  for  which a contribution  is  made  or 15%  of  the  total  Compensation  paid  to  all
     Participants in the Plan.

     2.02   Amount of Employer Matching Contribution

     Employer Matching  Contributions shall be equal to 50% of the Participant's first 6% of Before-Tax  Contribution.  Employer Matching  Contributions may
     not exceed 30% of the maximum allowable Employee Before-Tax Contributions.

                                      5-2

Appendix No. 6 to the Popular, Inc.
Retirement Savings Plan for Puerto Rico Subsidiaries

INTRODUCTION

          The purpose of this Appendix No. 6 is to supplement the provisions of, and form a part of,  the Plan with  respect  to the  Employees  of  Popular
     Insurance, Inc. This Appendix No. 6 contains rules and features of the Plan that are  applicable  exclusively to Employees of Popular  Insurance,  Inc.
     Except as provided otherwise in this Appendix No. 6, when administering the
     Plan for the Employees of Popular  Insurance,  Inc. the Plan shall be read, construed and interpreted in conjunction with Appendix No. 6.

Article I
DEFINITIONS

          In addition to the  definitions  set forth in the Plan,  the following definitions,  when  used in the  Plan  and this  Appendix,  shall  have the respective  meanings set forth below unless the context  clearly  indicates otherwise:

     1.01   Compensation

     In  addition  to  the  meaning  set  forth  in  Section 1.06  of  the Plan,
     Compensation  considered  under the Plan shall not include  Christmas Bonus and Managerial Bonus.

     1.02   Employer

     Popular Finance, Inc.

     1.03   Participant

     In  addition  to the  meaning  set forth in Section  1.20 of the Plan,  for purposes of this Appendix No. 6 an Employee must be such of the Employer.

                                      6-1

     1.04   Years of Service

     In addition to the meaning set forth in Section 1.34 of the Plan,  Years of
     Service shall include a service with R&B Insurance  Agency,  Inc.  provided that the Employee was employed by R&B Insurance Agency, Inc. at the time of acquisition by Popular, Inc.

Article II
EMPLOYER CONTRIBUTIONS

     2.01   Amount of Employer Profit Sharing Contribution

     In addition to the dispositions of Section 4.01, an Employer Profit Sharing
     Contribution  shall not exceed the lesser of the  Employer's net income for its  fiscal  year  that ends with or  within  the  Plan  Year  for  which a contribution  is  made  or 15%  of  the  total  Compensation  paid  to  all
     Participants in the Plan.

     2.02   Amount of Employer Matching Contribution

     Employer Matching  Contributions shall be equal to 50% of the Participant's first 6% of Before-Tax Contribution.

                                      6-2